Exhibit 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended
	December 31		Variance
	2005	2004	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$172,263	$130,736	$41,527	31.8%
Interest expense	64,354	37,261	27,093	72.7%

Net Interest Income	107,909	93,475	14,434	15.4%
Provision for loan losses	780	1,052	(272)	-25.9%
Investment securities gains	987	3,199	(2,212)	-69.1%
Other income	32,961	31,971	990	3.1%
Other expenses	82,737	70,537	12,200	17.3%

Income Before Income Taxes	58,340	57,056	1,284	2.3%
Income taxes	17,434	17,035	399	2.3%

Net Income	$40,906	$40,021	$885	2.2%

Fully taxable equivalent (FTE) net interest income	$110,435	$95,599	$14,836	15.5%

PER-SHARE DATA:
Net income:
Basic	$0.26	$0.27	$(0.01)	-3.7%
Diluted	0.26	0.26	—	—

Cash dividends	0.145	0.132	0.013	9.8%

ENDING BALANCES:
Total assets	$12,402,504	$11,160,148	$1,242,356	11.1%
Loans, net of unearned income	8,424,728	7,584,547	840,181	11.1%
Deposits	8,810,765	7,895,524	915,241	11.6%
Short-term borrowings	1,298,962	1,194,524	104,438	8.7%
Long-term debt	860,345	684,236	176,109	25.7%
Shareholders’ equity	1,279,907	1,244,087	35,820	2.9%

AVERAGE BALANCES:
Total assets	$12,290,617	$10,544,080	$1,746,537	16.6%
Loans, net of unearned income	8,379,369	7,304,717	1,074,652	14.7%
Deposits	8,781,120	7,508,299	1,272,821	17.0%
Short-term borrowings	1,211,397	1,117,620	93,777	8.4%
Long-term debt	870,405	668,239	202,166	30.3%
Shareholders’ equity	1,282,894	1,121,249	161,645	14.4%
NOTE: All financial information for 2004 has been restated for the impact of adopting Statement of Financial Accounting Standards No. 123R, “Share-Based Payment”. Statement 123R requires the recognition of compensation expense for stock options.

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Year Ended
	December 31		Variance
	2005	2004	$	%
		(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$625,797	$493,643	$132,154	26.8%
Interest expense	213,219	135,994	77,225	56.8%

Net Interest Income	412,578	357,649	54,929	15.4%
Provision for loan losses	3,120	4,717	(1,597)	-33.9%
Investment securities gains	6,625	17,712	(11,087)	-62.6%
Other income	137,643	121,152	16,491	13.6%
Other expenses	316,291	277,515	38,776	14.0%

Income Before Income Taxes	237,435	214,281	23,154	10.8%
Income taxes	71,361	64,673	6,688	10.3%

Net Income	$166,074	$149,608	$16,466	11.0%

Fully taxable equivalent (FTE) net interest income	$422,356	$366,825	$55,531	15.1%

PER-SHARE DATA:
Net income:
Basic	$1.06	$1.00	$0.06	6.0%
Diluted	1.05	0.99	0.06	6.1%

Cash dividends	0.567	0.518	0.049	9.5%

AVERAGE BALANCES:
Total assets	$11,780,096	$10,344,768	$1,435,328	13.9%
Loans, net of unearned income	8,022,782	6,901,452	1,121,330	16.2%
Deposits	8,367,291	7,285,134	1,082,157	14.9%
Short-term borrowings	1,186,464	1,238,073	(51,609)	-4.2%
Long-term debt	837,305	637,654	199,651	31.3%
Shareholders’ equity	1,252,620	1,069,904	182,716	17.1%

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended		Variance
	December 31	September 30
	2005	2005	$	%
		(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$172,263	$164,113	$8,150	5.0%
Interest expense	64,354	57,617	6,737	11.7%

Net Interest Income	107,909	106,496	1,413	1.3%
Provision for loan losses	780	815	(35)	-4.3%
Investment securities gains	987	905	82	9.1%
Other income	32,961	35,247	(2,286)	-6.5%
Other expenses	82,737	81,537	1,200	1.5%

Income Before Income Taxes	58,340	60,296	(1,956)	-3.2%
Income taxes	17,434	18,168	(734)	-4.0%

Net Income	$40,906	$42,128	$(1,222)	-2.9%

Fully taxable equivalent (FTE) net interest income	$110,435	$109,059	$1,376	1.3%

PER-SHARE DATA:
Net income:
Basic	$0.26	$0.27	$(0.01)	-3.7%
Diluted	0.26	0.27	(0.01)	-3.7%

Cash dividends	0.145	0.145	—	—

ENDING BALANCES:
Total assets	$12,402,504	$12,305,927	$96,577	0.8%
Loans, net of unearned income	8,424,728	8,325,683	99,045	1.2%
Deposits	8,810,765	8,816,021	(5,256)	-0.1%
Short-term borrowings	1,298,962	1,165,293	133,669	11.5%
Long-term debt	860,345	897,944	(37,599)	-4.2%
Shareholders’ equity	1,279,907	1,275,206	4,701	0.4%

AVERAGE BALANCES:
Total assets	$12,290,617	$12,182,655	$107,962	0.9%
Loans, net of unearned income	8,379,369	8,234,531	144,838	1.8%
Deposits	8,781,120	8,703,395	77,725	0.9%
Short-term borrowings	1,211,397	1,115,122	96,275	8.6%
Long-term debt	870,405	952,372	(81,967)	-8.6%
Shareholders’ equity	1,282,894	1,278,102	4,792	0.4%

FULTON FINANCIAL CORPORATION
CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	December 31		Variance
	2005	2004	$	%
		(in thousands)
ASSETS
Cash and due from banks	$368,043	$278,065	$89,978	32.4%
Loans held for sale	243,378	158,872	84,506	53.2%
Other interest-earning assets	31,932	36,688	(4,756)	-13.0%
Investment securities	2,562,145	2,449,859	112,286	4.6%
Loans, net of unearned	8,424,728	7,584,547	840,181	11.1%
Allowance for loan losses	(92,847)	(89,627)	(3,220)	3.6%

Net Loans	8,331,881	7,494,920	836,961	11.2%
Premises and equipment	170,254	146,911	23,343	15.9%
Accrued interest receivable	53,313	40,633	12,680	31.2%
Goodwill and intangible assets	448,422	389,322	59,100	15.2%
Other assets	193,136	164,878	28,258	17.1%

Total Assets	$12,402,504	$11,160,148	$1,242,356	11.1%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$8,810,765	$7,895,524	$915,241	11.6%
Short-term borrowings	1,298,962	1,194,524	104,438	8.7%
Long-term debt	860,345	684,236	176,109	25.7%
Other liabilities	152,525	141,777	10,748	7.6%

Total Liabilities	11,122,597	9,916,061	1,206,536	12.2%
Shareholders’ equity	1,279,907	1,244,087	35,820	2.9%

Total Liabilities and Shareholders’ Equity	$12,402,504	$11,160,148	$1,242,356	11.1%

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial — industrial and financial	$2,044,010	$1,946,962	$97,048	5.0%
Commercial — agricultural	331,659	326,176	5,483	1.7%
Real estate — commercial mortgage	2,831,405	2,461,016	370,389	15.1%
Real estate — residential mortgage and home equity	1,774,260	1,651,321	122,939	7.4%
Real estate — construction	851,451	626,786	224,665	35.8%
Consumer	519,094	506,290	12,804	2.5%
Leasing and other	72,849	65,996	6,853	10.4%

Total Loans, net of unearned income	$8,424,728	$7,584,547	$840,181	11.1%

Deposits, by type:
Noninterest-bearing demand	$1,672,637	$1,507,799	$164,838	10.9%
Interest-bearing demand	1,637,007	1,501,476	135,531	9.0%
Savings deposits	2,125,475	1,917,203	208,272	10.9%
Time deposits	3,375,646	2,969,046	406,600	13.7%

Total Deposits	$8,810,765	$7,895,524	$915,241	11.6%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended
	December 31		Variance
	2005	2004	$	%
	(in thousands, except per-share data)
Interest Income:
Loans, including fees	$143,682	$108,373	$35,309	32.6%
Investment securities:
Taxable	19,685	17,157	2,528	14.7%
Tax-exempt	3,209	2,073	1,136	54.8%
Dividends	1,200	1,044	156	14.9%
Loans held for sale	3,967	2,041	1,926	94.4%
Other interest income	520	48	472	983.3%

Total Interest Income	172,263	130,736	41,527	31.8%

Interest Expense:
Deposits	43,382	24,440	18,942	77.5%
Short-term borrowings	11,021	4,880	6,141	125.8%
Long-term debt	9,951	7,941	2,010	25.3%

Total Interest Expense	64,354	37,261	27,093	72.7%

Net Interest Income	107,909	93,475	14,434	15.4%
Provision for Loan Losses	780	1,052	(272)	-25.9%

Net Interest Income after Provision	107,129	92,423	14,706	15.9%

Other Income:
Investment management and trust services	8,954	8,885	69	0.8%
Service charges on deposit accounts	10,418	9,835	583	5.9%
Other service charges and fees	5,694	5,131	563	11.0%
Gain on sale of mortgage loans	5,505	5,803	(298)	-5.1%
Investment securities gains	987	3,199	(2,212)	-69.1%
Other	2,390	2,317	73	3.2%

Total Other Income	33,948	35,170	(1,222)	-3.5%

Other Expenses:
Salaries and employee benefits	45,595	41,489	4,106	9.9%
Net occupancy expense	7,769	6,277	1,492	23.8%
Equipment expense	2,777	2,674	103	3.9%
Data processing	2,805	2,828	(23)	-0.8%
Advertising	2,579	1,870	709	37.9%
Intangible amortization	1,454	1,146	308	26.9%
Other	19,758	14,253	5,505	38.6%

Total Other Expenses	82,737	70,537	12,200	17.3%

Income Before Income Taxes	58,340	57,056	1,284	2.3%
Income Taxes	17,434	17,035	399	2.3%

Net Income	$40,906	$40,021	$885	2.2%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.26	$0.27	$(0.01)	-3.7%
Diluted	0.26	0.26	—	0.0%

Cash dividends	$0.145	$0.132	$0.013	9.8%
Book value	8.15	7.92	0.23	2.9%
Tangible book value	5.30	5.44	(0.14)	-2.6%

Weighted average shares (basic)	156,978	150,502	6,476	4.3%
Weighted average shares (diluted)	158,913	152,209	6,704	4.4%
Shares outstanding, end of period	157,017	157,150	(133)	-0.1%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.32%	1.51%
Return on average equity	12.65%	14.20%
Return on average equity (tangible)	19.89%	19.71%
Net interest margin	3.92%	3.92%
Efficiency ratio	56.7%	54.4%
Average equity to average assets	10.4%	10.6%

FULTON FINANCIAL CORPORATION
AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended December 31
		2005			2004
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS

Interest-earning assets:
Loans and leases	$8,379,369	$144,486	6.84%	$7,304,717	$109,252	5.97%
Taxable investment securities	2,013,484	19,685	3.90%	1,909,616	17,157	3.63%
Tax-exempt investment securities	410,716	4,726	4.60%	246,531	3,106	5.04%
Equity securities	138,385	1,405	4.05%	128,147	1,256	3.91%

Total Investment Securities	2,562,585	25,816	4.02%	2,284,294	21,519	3.80%
Loans held for sale	237,854	3,967	6.67%	115,348	2,041	6.19%
Other interest-earning assets	54,070	520	3.81%	7,680	48	2.46%

Total Interest-earning Assets	11,233,878	174,789	6.19%	9,712,039	132,860	5.46%

Noninterest-earning assets:
Cash and due from banks	349,665			305,044
Premises and equipment	168,239			132,603
Other assets	633,664			481,598
Less: allowance for loan losses	(94,829)			(87,204)

Total Assets	$12,290,617			$10,544,080

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,623,138	$4,921	1.20%	$1,428,307	$2,349	0.65%
Savings deposits	2,157,382	9,152	1.68%	1,899,260	3,813	0.80%
Time deposits	3,374,035	29,309	3.45%	2,734,507	18,278	2.66%

Total Interest-bearing Deposits	7,154,555	43,382	2.41%	6,062,074	24,440	1.60%
Short-term borrowings	1,211,397	11,021	3.57%	1,117,620	4,880	1.74%
Long-term debt	870,405	9,951	4.51%	668,239	7,941	4.73%

Total Interest-bearing Liabilities	9,236,357	64,354	2.76%	7,847,933	37,261	1.89%

Noninterest-bearing liabilities:
Demand deposits	1,626,565			1,446,225
Other	144,801			128,673

Total Liabilities	11,007,723			9,422,831
Shareholders’ equity	1,282,894			1,121,249

Total Liabilities and Shareholders’ Equity	$12,290,617			$10,544,080

Net interest income/net interest margin (fully taxable equivalent)		110,435	3.92%		95,599	3.92%

Tax equivalent adjustment		(2,526)			(2,124)

Net interest income		$107,909			$93,475

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate.
AVERAGE LOANS AND DEPOSITS DETAIL:

	Quarter Ended
	December 31		Variance
	2005	2004	$	%
		(in thousands)
Loans, by type:
Commercial — industrial and financial	$2,066,785	$1,869,554	$197,231	10.5%
Commercial — agricultural	328,771	319,980	8,791	2.7%
Real estate — commercial mortgage	2,778,906	2,311,265	467,641	20.2%
Real estate — residential mortgage and home equity	1,764,143	1,612,001	152,142	9.4%
Real estate — construction	842,987	611,295	231,692	37.9%
Consumer	523,442	508,858	14,584	2.9%
Leasing and other	74,335	71,764	2,571	3.6%

Total Loans, net of unearned income	$8,379,369	$7,304,717	$1,074,652	14.7%

Deposits, by type:
Noninterest-bearing demand	$1,626,565	$1,446,225	$180,340	12.5%
Interest-bearing demand	1,623,138	1,428,307	194,831	13.6%
Savings deposits	2,157,382	1,899,260	258,122	13.6%
Time deposits	3,374,035	2,734,507	639,528	23.4%

Total Deposits	$8,781,120	$7,508,299	$1,272,821	17.0%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Year Ended
	December 31		Variance
	2005	2004	$	%
	(in thousands, except per-share data)
Interest Income:
Loans, including fees	$519,711	$396,731	$122,980	31.0%
Investment securities:
Taxable	75,150	76,792	(1,642)	-2.1%
Tax-exempt	12,114	9,553	2,561	26.8%
Dividends	4,564	4,023	541	13.4%
Loans held for sale	12,672	6,441	6,231	96.7%
Other interest income	1,586	103	1,483	1439.8%

Total Interest Income	625,797	493,643	132,154	26.8%

Interest Expense:
Deposits	140,774	89,779	50,995	56.8%
Short-term borrowings	34,414	15,182	19,232	126.7%
Long-term debt	38,031	31,033	6,998	22.6%

Total Interest Expense	213,219	135,994	77,225	56.8%

Net Interest Income	412,578	357,649	54,929	15.4%
Provision for Loan Losses	3,120	4,717	(1,597)	-33.9%

Net Interest Income after Provision	409,458	352,932	56,526	16.0%
Other Income:
Investment management and trust services	35,669	34,817	852	2.4%
Service charges on deposit accounts	40,198	39,451	747	1.9%
Other service charges and fees	24,200	20,494	3,706	18.1%
Gain on sale of mortgage loans	25,468	19,262	6,206	32.2%
Investment securities gains	6,625	17,712	(11,087)	-62.6%
Other	12,108	7,128	4,980	69.9%

Total Other Income	144,268	138,864	5,404	3.9%

Other Expenses:
Salaries and employee benefits	181,889	166,026	15,863	9.6%
Net occupancy expense	29,275	23,813	5,462	22.9%
Equipment expense	11,938	10,769	1,169	10.9%
Data processing	12,395	11,430	965	8.4%
Advertising	8,823	6,943	1,880	27.1%
Intangible amortization	5,311	4,726	585	12.4%
Other	66,660	53,808	12,852	23.9%

Total Other Expenses	316,291	277,515	38,776	14.0%

Income Before Income Taxes	237,435	214,281	23,154	10.8%
Income Taxes	71,361	64,673	6,688	10.3%

Net Income	$166,074	$149,608	$16,466	11.0%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$1.06	$1.00	$0.06	6.0%
Diluted	1.05	0.99	0.06	6.1%

Cash dividends	$0.567	$0.518	$0.049	9.5%
Book value	8.15	7.92	0.23	2.9%
Tangible book value	5.30	5.44	(0.14)	-2.6%

Weighted average shares (basic)	156,413	149,294	7,119	4.8%
Weighted average shares (diluted)	158,343	150,908	7,435	4.9%
Shares outstanding, end of period	157,017	157,150	(133)	-0.1%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.41%	1.45%
Return on average equity	13.26%	13.98%
Return on average equity (tangible)	20.32%	18.58%
Net interest margin	3.93%	3.83%
Efficiency ratio	55.5%	55.9%
Average equity to average assets	10.6%	10.3%

FULTON FINANCIAL CORPORATION
AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Year Ended December 31
	2005			2004
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS

Interest-earning assets:
Loans and leases	$8,022,782	$522,863	6.52%	$6,901,452	$400,156	5.81%
Taxable investment securities	1,994,740	75,150	3.76%	2,161,195	76,792	3.55%
Tax-exempt investment securities	368,845	17,971	4.87%	264,578	14,353	5.43%
Equity securities	132,564	5,333	4.02%	133,870	4,974	3.72%

Total Investment Securities	2,496,149	98,454	3.94%	2,559,643	96,119	3.74%

Loans held for sale	200,818	12,672	6.31%	91,692	6,441	7.02%
Other interest-earning assets	48,357	1,586	3.27%	6,067	103	1.70%

Total Interest-earning Assets	10,768,106	635,575	5.90%	9,558,854	502,819	5.26%

Noninterest-earning assets:
Cash and due from banks	346,535			316,170
Premises and equipment	158,526			128,902
Other assets	599,709			425,825
Less: allowance for loan losses	(92,780)			(84,983)

Total Assets	$11,780,096			$10,344,768

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Demand deposits	$1,547,766	$15,370	0.99%	$1,364,953	$7,201	0.53%
Savings deposits	2,055,503	27,116	1.32%	1,846,503	11,928	0.65%
Time deposits	3,174,757	98,288	3.10%	2,693,414	70,650	2.62%

Total Interest-bearing Deposits	6,778,026	140,774	2.08%	5,904,870	89,779	1.52%

Short-term borrowings	1,186,464	34,414	2.87%	1,238,073	15,182	1.23%
Long-term debt	837,305	38,031	4.51%	637,654	31,033	4.87%

Total Interest-bearing Liabilities	8,801,795	213,219	2.42%	7,780,597	135,994	1.75%

Noninterest-bearing liabilities:
Demand deposits	1,589,265			1,380,264
Other	136,416			114,003

Total Liabilities	10,527,476			9,274,864

Shareholders’ equity	1,252,620			1,069,904

Total Liabilities and Shareholders’ Equity	$11,780,096			$10,344,768

Net interest income/net interest margin (fully taxable equivalent)		422,356	3.93%		366,825	3.83%

Tax equivalent adjustment		(9,778)			(9,176)

Net interest income		$412,578			$357,649

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.
AVERAGE LOANS AND DEPOSITS DETAIL:-

	Year Ended
	December 31		Variance
	2005	2004	$	%
	(in thousands)
Loans, by type:
Commercial — industrial and financial	$2,022,615	$1,769,801	$252,814	14.3%
Commercial — agricultural	324,637	330,269	(5,632)	-1.7%
Real estate — commercial mortgage	2,621,730	2,205,025	416,705	18.9%
Real estate — residential mortgage and home equity	1,713,442	1,498,047	215,395	14.4%
Real estate — construction	763,687	510,426	253,261	49.6%
Consumer	509,557	517,138	(7,581)	-1.5%
Leasing and other	67,114	70,746	(3,632)	-5.1%

Total Loans, net of unearned income	$8,022,782	$6,901,452	$1,121,330	16.2%

Deposits, by type:
Noninterest-bearing demand	$1,589,265	$1,380,264	$209,001	15.1%
Interest-bearing demand	1,547,766	1,364,953	182,813	13.4%
Savings deposits	2,055,503	1,846,503	209,000	11.3%
Time deposits	3,174,757	2,693,414	481,343	17.9%

Total Deposits	$8,367,291	$7,285,134	$1,082,157	14.9%

FULTON FINANCIAL CORPORATION
CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	Quarter Ended		Variance
	December 31	September 30
	2005	2005	$	%
		(in thousands)
ASSETS
Cash and due from banks	$368,043	$403,032	$(34,989)	-8.7%
Loans held for sale	243,378	233,977	9,401	4.0%
Other interest-earning assets	31,932	95,472	(63,540)	-66.6%
Investment securities	2,562,145	2,489,575	72,570	2.9%
Loans, net of unearned	8,424,728	8,325,683	99,045	1.2%
Allowance for loan losses	(92,847)	(93,936)	1,089	-1.2%

Net Loans	8,331,881	8,231,747	100,134	1.2%
Premises and equipment	170,254	166,991	3,263	2.0%
Accrued interest receivable	53,313	47,398	5,915	12.5%
Goodwill and intangible assets	448,422	448,573	(151)	0.0%
Other assets	193,136	189,162	3,974	2.1%

Total Assets	$12,402,504	$12,305,927	$96,577	0.8%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$8,810,765	$8,816,021	$(5,256)	-0.1%
Short-term borrowings	1,298,962	1,165,293	133,669	11.5%
Long-term debt	860,345	897,944	(37,599)	-4.2%
Other liabilities	152,525	151,463	1,062	0.7%

Total Liabilities	11,122,597	11,030,721	91,876	0.8%
Shareholders’ equity	1,279,907	1,275,206	4,701	0.4%

Total Liabilities and Shareholders’ Equity	$12,402,504	$12,305,927	$96,577	0.8%

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial — industrial and financial	$2,044,010	$2,049,330	$(5,320)	-0.3%
Commercial — agricultural	331,659	327,249	4,410	1.3%
Real estate — commercial mortgage	2,831,405	2,734,432	96,973	3.5%
Real estate — residential mortgage and home equity	1,774,260	1,776,829	(2,569)	-0.1%
Real estate — construction	851,451	843,670	7,781	0.9%
Consumer	519,094	529,409	(10,315)	-1.9%
Leasing and other	72,849	64,764	8,085	12.5%

Total Loans, net of unearned income	$8,424,728	$8,325,683	$99,045	1.2%

Deposits, by type:
Noninterest-bearing demand	$1,672,637	$1,678,923	$(6,286)	-0.4%
Interest-bearing demand	1,637,007	1,624,208	12,799	0.8%
Savings deposits	2,125,475	2,152,771	(27,296)	-1.3%
Time deposits	3,375,646	3,360,119	15,527	0.5%

Total Deposits	$8,810,765	$8,816,021	$(5,256)	-0.1%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended		Variance
	December 31	September 30
	2005	2005	$	%
		(in thousands)
Interest Income:
Loans, including fees	$143,682	$136,092	$7,590	5.6%
Investment securities:
Taxable	19,685	18,947	738	3.9%
Tax-exempt	3,209	3,213	(4)	-0.1%
Dividends	1,200	1,125	75	6.7%
Loans held for sale	3,967	4,194	(227)	-5.4%
Other interest income	520	542	(22)	-4.1%

Total Interest Income	172,263	164,113	8,150	5.0%

Interest Expense:
Deposits	43,382	38,480	4,902	12.7%
Short-term borrowings	11,021	8,655	2,366	27.3%
Long-term debt	9,951	10,482	(531)	-5.1%

Total Interest Expense	64,354	57,617	6,737	11.7%

Net Interest Income	107,909	106,496	1,413	1.3%
Provision for Loan Losses	780	815	(35)	-4.3%

Net Interest Income after Provision	107,129	105,681	1,448	1.4%

Other Income:
Investment management and trust services	8,954	8,730	224	2.6%
Service charges on deposit accounts	10,418	10,488	(70)	-0.7%
Other service charges and fees	5,694	5,808	(114)	-2.0%
Gain on sale of mortgage loans	5,505	7,624	(2,119)	-27.8%
Investment securities gains	987	905	82	9.1%
Other	2,390	2,597	(207)	-8.0%

Total Other Income	33,948	36,152	(2,204)	-6.1%

Other Expenses:
Salaries and employee benefits	45,595	46,761	(1,166)	-2.5%
Net occupancy expense	7,769	7,459	310	4.2%
Equipment expense	2,777	3,203	(426)	-13.3%
Data processing	2,805	3,100	(295)	-9.5%
Advertising	2,579	1,995	584	29.3%
Intangible amortization	1,454	1,510	(56)	-3.7%
Other	19,758	17,509	2,249	12.8%

Total Other Expenses	82,737	81,537	1,200	1.5%

Income Before Income Taxes	58,340	60,296	(1,956)	-3.2%
Income Taxes	17,434	18,168	(734)	-4.0%

Net Income	$40,906	$42,128	$(1,222)	-2.9%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.26	$0.27	$(0.01)	-3.7%
Diluted	0.26	0.27	(0.01)	-3.7%

Cash dividends	$0.145	$0.145	$—	—
Book value	8.15	8.12	0.03	0.4%
Tangible book value	5.30	5.27	0.03	0.6%

Weighted average shares (basic)	156,978	156,815	163	0.1%
Weighted average shares (diluted)	158,913	158,677	236	0.1%
Shares outstanding, end of period	157,017	156,953	64	0.0%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.32%	1.37%
Return on average equity	12.65%	13.08%
Return on average equity (tangible)	19.89%	20.62%
Net interest margin	3.92%	3.92%
Efficiency ratio	56.7%	55.5%
Average equity to average assets	10.4%	10.5%

FULTON FINANCIAL CORPORATION
AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended
	December 31, 2005			September 30, 2005
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS

Interest-earning assets:
Loans and leases	$8,379,369	$144,486	6.84%	$8,234,531	$136,915	6.60%
Taxable investment securities	2,013,484	19,685	3.90%	2,015,378	18,947	3.74%
Tax-exempt investment securities	410,716	4,726	4.60%	387,233	4,761	4.92%
Equity securities	138,385	1,405	4.05%	137,873	1,317	3.80%

Total Investment Securities	2,562,585	25,816	4.02%	2,540,484	25,025	3.92%

Loans held for sale	237,854	3,967	6.67%	266,588	4,194	6.29%
Other interest-earning assets	54,070	520	3.81%	62,406	542	3.43%

Total Interest-earning Assets	11,233,878	174,789	6.19%	11,104,009	166,676	5.97%

Noninterest-earning assets:
Cash and due from banks	349,665			370,531
Premises and equipment	168,239			164,447
Other assets	633,664			638,195
Less: allowance for loan losses	(94,829)			(94,527)

Total Assets	$12,290,617			$12,182,655

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Demand deposits	$1,623,138	$4,921	1.20%	$1,586,338	$4,169	1.04%
Savings deposits	2,157,382	9,152	1.68%	2,162,030	7,640	1.40%
Time deposits	3,374,035	29,309	3.45%	3,303,240	26,671	3.20%

Total Interest-bearing Deposits	7,154,555	43,382	2.41%	7,051,608	38,480	2.16%

Short-term borrowings	1,211,397	11,021	3.57%	1,115,122	8,655	3.05%
Long-term debt	870,405	9,951	4.51%	952,372	10,482	4.33%

Total Interest-bearing Liabilities	9,236,357	64,354	2.76%	9,119,102	57,617	2.50%

Noninterest-bearing liabilities:
Demand deposits	1,626,565			1,651,787
Other	144,801			133,664

Total Liabilities	11,007,723			10,904,553

Shareholders’ equity	1,282,894			1,278,102

Total Liabilities and Shareholders’ Equity	$12,290,617			$12,182,655

Net interest income/net interest margin (fully taxable equivalent)		110,435	3.92%		109,059	3.92%

Tax equivalent adjustment		(2,526)			(2,563)

Net interest income		$107,909			$106,496

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.
AVERAGE LOANS AND DEPOSITS DETAIL:

	Quarter Ended		Variance
	December 31	September 30
	2005	2005	$	%
	(in thousands)
Loans, by type:
Commercial — industrial and financial	$2,066,785	$2,046,919	$19,866	1.0%
Commercial — agricultural	328,771	323,216	5,555	1.7%
Real estate — commercial mortgage	2,778,906	2,725,748	53,158	2.0%
Real estate — residential mortgage and home equity	1,764,143	1,755,055	9,088	0.5%
Real estate — construction	842,987	803,659	39,328	4.9%
Consumer	523,442	512,016	11,426	2.2%
Leasing and other	74,335	67,918	6,417	9.4%

Total Loans, net of unearned income	$8,379,369	$8,234,531	$144,838	1.8%

Deposits, by type:
Noninterest-bearing demand	$1,626,565	$1,651,787	$(25,222)	-1.5%
Interest-bearing demand	1,623,138	1,586,338	36,800	2.3%
Savings deposits	2,157,382	2,162,030	(4,648)	-0.2%
Time deposits	3,374,035	3,303,240	70,795	2.1%

Total Deposits	$8,781,120	$8,703,395	$77,725	0.9%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)

	Quarter Ended		Year Ended
	December 31		December 31
	2005	2004	2005	2004
	(dollars in thousands)
ALLOWANCE FOR LOAN LOSSES:
Balance at beginning of period	$93,936	$86,827	$89,627	$77,700

Loans charged off	(3,100)	(2,588)	(8,204)	(8,877)
Recoveries of loans previously charged off	1,231	881	5,196	4,520

Net loans charged-off	(1,869)	(1,707)	(3,008)	(4,357)
Provision for loan losses	780	1,052	3,120	4,717
Allowance purchased	—	3,455	3,108	11,567

Balance at end of period	$92,847	$89,627	$92,847	$89,627

Net charge-offs to average loans (annualized)	0.09%	0.09%	0.04%	0.06%

NON-PERFORMING ASSETS:

Nonaccrual loans	$36,560	$22,574
Accruing loans 90+ days overdue	9,012	8,318
Other real estate owned	2,072	2,209

Total non-performing assets	$47,644	$33,101

ASSET QUALITY RATIOS:

Nonaccrual loans to total loans	0.43%	0.30%
Nonperforming assets to total loans and OREO	0.57%	0.44%
Nonperforming assets to total assets	0.38%	0.30%
Allowance for loan losses to loans outstanding	1.10%	1.18%
Allowance/nonperforming loans	204%	290%

	Quarter Ended
	December 31	September 30
	2005	2005
	(dollars in thousands)
ALLOWANCE FOR LOAN LOSSES:

Balance at beginning of period	$93,936	$90,402
Loans charged off	(3,100)	(1,625)
Recoveries of loans previously charged off	1,231	1,236

Net loans charged-off	(1,869)	(389)
Provision for loan losses	780	815
Allowance purchased	—	3,108

Balance at end of period	$92,847	$93,936

Net charge-offs to average loans (annualized)	0.09%	0.02%

NON-PERFORMING ASSETS:

Nonaccrual loans	$36,560	$30,669
Accruing loans 90+ days overdue	9,012	13,350
Other real estate owned	2,072	4,042

Total non-performing assets	$47,644	$48,061

ASSET QUALITY RATIOS:
Nonaccrual loans to total loans	0.43%	0.37%
Nonperforming assets to total loans and OREO	0.57%	0.58%
Nonperforming assets to total assets	0.38%	0.39%
Allowance for loan losses to loans outstanding	1.10%	1.13%
Allowance/nonperforming loans	204%	213%